UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016

Resource Innovation Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-201842	87-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor,

Philadelphia, PA 19103

(Address of principal executive offices, including zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement

Renewal of Advisory Agreement

On September 23, 2016, the Board of Directors, including all of the independent directors, of Resource Innovation Office REIT, Inc. (the “Company”) voted to renew the advisory agreement between the Company and Resource Innovation Office Advisor, LLC, effective October 2, 2016. The agreement was renewed for a one-year term ending October 1, 2017. The terms of the agreement are identical to those of the advisory agreement in effect through October 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE INNOVATION OFFICE REIT, INC.

Date: September 27, 2016	By:	/s/ ALAN F. FELDMAN
Alan F. Feldman
Chief Executive Officer